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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A
                              (Amendment No.2)

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 3, 2004
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                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              Page 1 of 2 pages.

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               FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Current Report on Form 8-K/A (Amendment No.2) contains forward-looking statements as defined by Section 21E of the Securities Act of 1934, as amended, concerning the Registrant's annual meeting of stockholders. The inclusion of such information should not be regarded as a representation by Reunion or any other person that the forward-looking statements will occur.

    This Current Report on Form 8-K/A (Amendment No. 2) amends Item 5. Other Events of the Current Report on Form 8-K/A as filed on May 28, 2004, which amended Item 5. Other Events of the Current Report on Form 8-K as filed on May 4, 2004 for the following information:

ITEM 5.   Other Events.
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Postponement of the 2004 Annual Meeting of
  Stockholders of Reunion Industries, Inc.

     Reunion Industries, Inc. (the "Company") has postponed the Company's 2004 Annual Meeting of Stockholders until further notice. The meeting was previously announced as being set for Tuesday, June 22, 2004 and then changed to Tuesday, July 13, 2004.

     The reason for the postponement is that the review of the Company's preliminary proxy materials for the Annual Meeting by the Securities and Exchange Commission (SEC) is still pending. On May 26, 2004, the Company filed with the SEC preliminary proxy materials for the Annual Meeting. Shortly thereafter, the SEC informed the Company that it had selected such proxy materials for review. The Company has filed revised preliminary proxy materials but, as of the date of the filing of this Current Report on Form 8-K/A (Amendment No.2), it has not yet received the SEC's comments to the revised materials. Therefore, at this time, the Company is not able to establish another date for the Annual Meeting.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A (Amendment No. 2) to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  August 18, 2004                        REUNION INDUSTRIES, INC.
       ---------------                              (Registrant)

                                              By: /s/ John M. Froehlich
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                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer




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